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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                              December 17, 2004


                        CARRINGTON LABORATORIES, INC.
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            (Exact name of Registrant as specified in its charter)



               Texas                     0-11997             75-1435663
   ----------------------------        ----------         ----------------
   (State or other jurisdiction        Commission         (I.R.S. Employer
 of incorporation or organization)     File Number       Identification No.)



         2001 Walnut Hill Lane
             Irving,  Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code:  (972) 518-1300


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.01.  Entry into a Material Definitive Agreement

      On December 17, 2004, Carrington Laboratories, Inc. (the "Registrant") entered into a supply agreement with Mannatech, Inc. and Natural Alternatives, Inc. and a separate trademark license agreement with Mannatech, Inc. The term of the supply agreement and trademark license agreement shall each be for a period of twelve (12) months from December 1, 2004 through November 30, 2005. Under the terms of the Supply Agreement, Carrington will provide Manapol[R] Powder, its proprietary raw material, for use in Mannatech's nutraceutical products. Pursuant to the Trademark License Agreement, Carrington grants Mannatech the right to use the Manapol[R] trademark in connection with Mannatech's labeling, advertising and sale of its products.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CARRINGTON LABORATORIES, INC.



 Date: December 22, 2004          By: /s/ Carlton E. Turner
                                  -------------------------------------
                                  Carlton E. Turner
                                  President and CEO